EXHIBIT 10.03
EXTENSION AGREEMENT
JPMorgan Chase Bank, N.A.,
     as Administrative Agent
     under the Credit Agreement
     referred to below
270 Park Avenue
New York, NY 10017
Gentlemen:
     The undersigned hereby agrees to extend, effective June 2, 2006, the Termination Date under the Credit Agreement dated as of June 30, 2005 (as amended from time to time, the “Credit Agreement”) among Martin Marietta Materials, Inc., a North Carolina corporation (the “Company”), the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”) and Bank of America, N.A., BNP Paribas, Branch Banking and Trust Company and Wachovia Bank, National Association, as Co-Syndication Agents, for one year to June 30, 2011. Terms defined in the Credit Agreement are used herein with the same meaning.
     This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York.

Lender: JPMorgan Chase Bank, N.A.

By:	/s/ Anthony W. White

Name: Anthony W. White
Title: Vice President

Agreed and accepted:

MARTIN MARIETTA MATERIALS, INC.

By:	/s/ Anne H. Lloyd
Name: Anne H. Lloyd
Title: Sr. Vice President, CFO

JPMORGAN CHASE BANK, N.A., as
Administrative Agent

By:	/s/ Anthony W. White
Name: Anthony W. White
Title: Vice President

EXTENSION AGREEMENT
JPMorgan Chase Bank, N.A.,
     as Administrative Agent
     under the Credit Agreement
     referred to below
270 Park Avenue
New York, NY 10017
Gentlemen:
     The undersigned hereby agrees to extend, effective June 2, 2006, the Termination Date under the Credit Agreement dated as of June 30, 2005 (as amended from time to time, the “Credit Agreement”) among Martin Marietta Materials, Inc., a North Carolina corporation (the “Company”), the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”) and Bank of America, N.A., BNP Paribas, Branch Banking and Trust Company and Wachovia Bank, National Association, as Co-Syndication Agents, for one year to June 30, 2011. Terms defined in the Credit Agreement are used herein with the same meaning.
     This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York.

Lender: Wachovia Bank, National Association
By:	/s/ Andrea S. Chen
	Name:	Andrea S. Chen
	Title:	Vice President

Agreed and accepted:

MARTIN MARIETTA MATERIALS, INC.

By:	/s/ Anne H. Lloyd
Name: Anne H. Lloyd
Title: Sr. Vice President, CFO

JPMORGAN CHASE BANK, N.A., as
Administrative Agent

By:	/s/ Anthony W. White
Name: Anthony W. White
Title: Vice President

EXTENSION AGREEMENT
JPMorgan Chase Bank, N.A.,
     as Administrative Agent
     under the Credit Agreement
     referred to below
270 Park Avenue
New York, NY 10017
Gentlemen:
     The undersigned hereby agrees to extend, effective June 2, 2006, the Termination Date under the Credit Agreement dated as of June 30, 2005 (as amended from time to time, the “Credit Agreement”) among Martin Marietta Materials, Inc., a North Carolina corporation (the “Company”), the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”) and Bank of America, N.A., BNP Paribas, Branch Banking and Trust Company and Wachovia Bank, National Association, as Co-Syndication Agents, for one year to June 30, 2011. Terms defined in the Credit Agreement are used herein with the same meaning.
     This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York.

Lender: Bank of America, N.A.
By:	/s/ Charles R. Dickerson
	Name:	Charles R. Dickerson
	Title:	Managing Director

Agreed and accepted:

MARTIN MARIETTA MATERIALS, INC.

By:	/s/ Anne H. Lloyd

Name: Anne H. Lloyd
Title: Sr. Vice President, CFO

JPMORGAN CHASE BANK, N.A., as
Administrative Agent

By:	/s/ Anthony W. White

Name: Anthony W. White
Title: Vice President

EXTENSION AGREEMENT
JPMorgan Chase Bank, N.A.,
     as Administrative Agent
     under the Credit Agreement
     referred to below
270 Park Avenue
New York, NY 10017
Gentlemen:
     The undersigned hereby agrees to extend, effective June 2, 2006, the Termination Date under the Credit Agreement dated as of June 30, 2005 (as amended from time to time, the “Credit Agreement”) among Martin Marietta Materials, Inc., a North Carolina corporation (the “Company”), the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”) and Bank of America, N.A., BNP Paribas, Branch Banking and Trust Company and Wachovia Bank, National Association, as Co-Syndication Agents, for one year to June 30, 2011. Terms defined in the Credit Agreement are used herein with the same meaning.
     This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York.

Lender: BNP Parribas
By:	/s/ John Stacy
	Name:	John Stacy
	Title:	Senior Managing Director

By:	/s/ Brad Ellis
	Name:	Brad Ellis
	Title:	Vice President

Agreed and accepted:

MARTIN MARIETTA MATERIALS, INC.

By:	/s/ Anne H. Lloyd

Name: Anne H. Lloyd
Title: Sr. Vice President, CFO

JPMORGAN CHASE BANK, N.A., as
Administrative Agent

By:	/s/ Anthony W. White

Name: Anthony W. White
Title: Vice President

EXTENSION AGREEMENT
JPMorgan Chase Bank, N.A.,
     as Administrative Agent
     under the Credit Agreement
     referred to below
270 Park Avenue
New York, NY 10017
Gentlemen:
     The undersigned hereby agrees to extend, effective June 2, 2006, the Termination Date under the Credit Agreement dated as of June 30, 2005 (as amended from time to time, the “Credit Agreement”) among Martin Marietta Materials, Inc., a North Carolina corporation (the “Company”), the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”) and Bank of America, N.A., BNP Paribas, Branch Banking and Trust Company and Wachovia Bank, National Association, as Co-Syndication Agents, for one year to June 30, 2011. Terms defined in the Credit Agreement are used herein with the same meaning.
     This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York.

Lender: Wells Fargo Bank, N.A.
By:	/s/ Horace Jennings
	Name:	Horace Jennings
	Title:	Vice President

Agreed and accepted:

MARTIN MARIETTA MATERIALS, INC.

By:	/s/ Anne H. Lloyd

Name: Anne H. Lloyd
Title: Sr. Vice President, CFO

JPMORGAN CHASE BANK, N.A., as
Administrative Agent

By:	/s/ Anthony W. White

Name: Anthony W. White
Title: Vice President

EXTENSION AGREEMENT
JPMorgan Chase Bank, N.A.,
     as Administrative Agent
     under the Credit Agreement
     referred to below
270 Park Avenue
New York, NY 10017
Gentlemen:
     The undersigned hereby agrees to extend, effective June 2, 2006, the Termination Date under the Credit Agreement dated as of June 30, 2005 (as amended from time to time, the “Credit Agreement”) among Martin Marietta Materials, Inc., a North Carolina corporation (the “Company”), the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”) and Bank of America, N.A., BNP Paribas, Branch Banking and Trust Company and Wachovia Bank, National Association, as Co-Syndication Agents, for one year to June 30, 2011. Terms defined in the Credit Agreement are used herein with the same meaning.
     This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York.

Lender: Branch Banking and Trust Company
By:	/s/ Jack M. Frost
	Name:	Jack M. Frost
	Title:	Senior Vice President

Agreed and accepted:

MARTIN MARIETTA MATERIALS, INC.

By:	/s/ Anne H. Lloyd

Name: Anne H. Lloyd
Title: Sr. Vice President, CFO

JPMORGAN CHASE BANK, N.A., as
Administrative Agent

By:	/s/ Anthony W. White

Name: Anthony W. White
Title: Vice President